SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of
earliest event reported):         May 15, 1997


                               Maytag Corporation
             (Exact name of registrant as specified in its charter)


     Delaware                         1-655                  42-0401785
(State or other                    (Commission           (IRS Employer
jurisdiction of                   File Number)           Identification No.)
incorporation)


403 West 4th Street North, Newton, Iowa                             50208
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number,
including area code:  (515) 792-7000


                                       N/A
         (Former name or former address, if changed since last report.)














                                  Page 1 of 4





Item 5.  Other Events

      On May 15, 1997 the Company's board of directors authorized an additional repurchase of the Company's common stock. Since late 1995, the Company has repurchased approximately 11.4 million shares out of the 15.8 million shares previously authorized. The May 15 board action authorizes the repurchase of up to 15 million additional shares beyond the 15.8 million shares previously authorized.

    A copy of the Company's press release issued May 15, 1997 is attached as
Exhibit 99(a) and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

(c) Exhibits.

    The exhibits accompanying this report are listed in the accompanying Exhibit Index.







































    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    Maytag Corporation
                                         (Registrant)

                                    By:  s/s G. J. Pribanic
                                         G. J. Pribanic
                                         Chief Financial Officer



     May 15, 1997
       (Date)








































                                  EXHIBIT INDEX

                    The following exhibit is filed herewith.


Exhibit No.              Exhibit

    99(a)             Press Release.












































